NET SALES	12 Months Ended
Dec. 31, 2023
Disclosure of disaggregation of revenue from contracts with customers [abstract]
NET SALES
28.    NET SALES

	December 31, 2023	December 31, 2022	December 31, 2021

Gross sales	47,601,020	59,550,424	48,479,827
Sales deductions
Returns and cancellations	(155,950)	(91,291)	(69,764)
Discounts and rebates	(5,526,032)	(7,459,520)	(5,717,412)
	41,919,038	51,999,613	42,692,651
Taxes on sales	(2,163,463)	(2,168,667)	(1,727,220)
Net sales	39,755,575	49,830,946	40,965,431